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                                                                    Exhibit 99.2
                                                                  EXECUTION COPY

                           PRODUCT PURCHASE AGREEMENT

         This Product Purchase Agreement (this "Agreement") is made as of September 14, 2001, by and among Liberty Satellite & Technology, Inc., a Delaware corporation, On Command Corporation, a Delaware corporation (collectively, "Purchasers"), TSAT Technologies, Inc., a Colorado corporation ("Seller"), and Asvan Technology, LLC, a Colorado limited liability company ("Parent").

                                    RECITALS

         WHEREAS, Seller contemplates creating and selling Products (as defined below) based upon the Transceiver Technology and/or the Service Module Technology (each as defined below); and

         WHEREAS, in the event that Seller does create such Products, Seller desires to sell Products to each of the Purchasers, Liberty Media Corporation and any consolidated subsidiary of the foregoing pursuant to the terms and conditions contained herein.

         NOW THEREFORE, in consideration of these premises and the mutual promises set forth herein and in the other Transaction Agreements (as defined below), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         As used in this Agreement, the following terms have the following meanings respectively:

         "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such first Person. For this purpose "control" means the possession, directly or indirectly, of the power to influence the management of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "ASSETS" shall have the meaning set forth in the Stock Purchase Agreement.

         "CLOSING" means the date specified as the "Closing" in the Asset Purchase Agreement.

         "GOVERNMENTAL AUTHORITY" means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or
(c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or other entity and any court or other tribunal).


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         "IMPROVEMENTS" means any and all modifications, enhancements, deletions from, changes or additions to the Intellectual Property contained in the Assets.

         "INTELLECTUAL PROPERTY" means the following interests and rights:
(a) all patents and patent rights including, without limitation, all utility models, applications, continuations, divisions, provisionals, continuations-in-part, reissues, and any reexamined patents; (b) all patentable subject matter including, without limitation, any and all inventions, information, proprietary processes and formulae, designs, schematics, parts lists, manufacturing diagrams, devices, source code (human-readable versions of software, including both printed listings of software and machine-readable copies from which a computer can produce printed listings, and any data files necessary to support the operation of such code), object code (machine-executable versions of software), algorithms, architecture, structure, display screens, layouts, processes, development tools, and the like that may contain subject matter that is eligible to be protected through patent protection, whether or not fixed in a tangible medium and whether or not reduced to practice; (c) all Trademarks (defined below); (d) all copyrights and copyright applications including, without limitation, all original works of authorship fixed in a tangible medium, whether registered or unregistered; (e) all trade secrets; (f) all Know-How (defined below); (g) all confidential information including, without limitation, all data, information, compilations, disclosures, documentation, source code commentary and media constituting, describing or relating to the above, and the like; and (h) all other world-wide intellectual property rights, whether currently vested, perfected, registered, or available only through the common law. "Know-How" means valuable and proprietary business information, whether or not protected by patent, trademark, copyright or trade secret law, including methods, systems, technologies, ideas, processes, operational procedures, employee training methods, protocols, techniques, specifications, business, marketing or other plans, proposals, instructional and informational literature, computerized and electronic technologies, website development and operation methods, designs and layouts, research, any and all business, pricing, technical, marketing, financial, customer and supplier data and customer and supplier lists. "Trademarks" means all rights in registered, unregistered, intent-to-use, and/or common law trademarks, service marks, trade names, icons, logos, slogans, trade dress, and any other indicia of source or sponsorship of goods and services, including all associated and appurtenant goodwill throughout the world.

         "LAW" means the common law and any statute, ordinance, code or other law, rule or regulation, order, judgment, decree, injunction, franchise, determination, approval, permit, license, authorization or other requirement of a Governmental Authority.

         "LIENS" means with respect to any security or any other property or asset, any and all claims, charges, adverse interests, pledges, security interests, liens and encumbrances of any nature whatsoever, whether existing or arising pursuant to any Law or agreement or otherwise.

         "PERSON" means an individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a Governmental Authority.

         "PRODUCTS" means any hardware, software or combination thereof developed using or based upon the Service Module Technology or the Tansceiver Technology, unless the Service Module Technology or Transceiver Technology constitute an immaterial part of such Product.



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An item shall not be a Product if it does not use or is not based upon the
Service Module Technology or the Transceiver Technology.

         "SERVICE MODULE TECHNOLOGY" means a Ka-band IRD service module for commercial premises and multiple dwelling units ("MDUs") for the delivery of voice, video and data to individual rooms in hotels or other commercial premises or individual apartments in a MDU that is intended to provide virtually unlimited channel capacity using most of the existing coaxial wiring, and better utilization of set top assets at lower cost, including a centralized bandwith-efficient system and means to achieve this with a centralized POP delivery to multiple hotels/MDUs, using or based upon the Assets or any Improvements thereon.

         "STOCK PURCHASE AGREEMENT" means the Stock Purchase Agreement dated as of the date hereof by and between Liberty Satellite & Technology, Inc. and Parent.

         "TRANSACTION AGREEMENTS" means this Agreement, the Waiver and Release Agreement, dated as of September 14, 2001, executed by Ganesh Basawapatna, the Waiver and Release Agreement, dated as of September 14, 2001, executed by Varalakshmi Basawapatna, the Termination Agreement, dated as of September 14, 2001, by and among Seller, Liberty Satellite & Technology, Inc. and TSAT, the Termination and Release Agreement, dated as of September 14, 2001 (including the exhibits thereto), by and between Ganesh Basawapatna and TSAT, the Release, dated as of September 14, 2001, executed by Varalakshmi Basawapatna, and the Stock Purchase Agreement.

         "TRANSCEIVER TECHNOLOGY" means all proprietary technologies utilizing yttrium-iron-garnet compounds (known as YIG compounds) in the design of a remotely tunable receiver and transmitter intended to be extremely stable, with low phase noise, very low cost, and high reliability integration characteristics, including without limitation any proprietary transceiver design architectures relating to, arising out of or used or useful in connection with such technologies, using or based upon the Assets or any Improvements thereon.

                                   ARTICLE II.

                                   AGREEMENTS

         SECTION 2.1  AGREEMENT TO SELL PRODUCTS.

                  (a) Seller agrees to sell any Products to Purchasers, Liberty Media Corporation and any of their respective consolidated subsidiaries (collectively, the "Eligible Customers") at the lesser of (i) Seller's lowest published rates for such Products (based on the quantity of such Products purchased) or (ii) a price per unit with regard to order size (as determined separately with respect to Products based on the Transceiver Technology and Products based on the Service Module Technology) which is no greater than the lowest price per unit at which Seller sells Products to any Person (the "Best Price").

                  (b) Seller further agrees to sell any Products to any Purchaser at a cost not to exceed a Gross Profit of 10%, until the Gross Profit forgone by Seller (based upon the amount by



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which the Best Price exceeds a Gross Profit of 10%) equals $1,000,000 in the aggregate. For purposes hereof "Gross Profit" shall mean the amount by which sales of Products exceed the direct cost of making the Products (I.E., material, labor and overhead) all as determined in accordance with Generally Accepted Accounting Principles in the United States. For the avoidance of doubt, Gross Profit shall not include costs attributable to research and development of the Products. Seller shall promptly notify Purchasers when the $1,000,000 threshold described in the immediately preceding sentence is reached and shall provide along with such notice detailed calculations supporting such notice. Seller and Purchaser shall cooperate in good faith to resolve any disputes with respect to Seller's notice and calculations contemplated by the immediately preceding sentence. If Seller and Purchasers are unable to resolve any such disputes, the parties shall submit the dispute to a nationally recognized independent accounting firm (the "Independent Accounting Firm") for resolution. If the parties cannot agree upon an Independent Accounting Firm, such firm shall be selected by KPMG LLP. The decision of such Independent Accounting Firm shall be binding upon the parties, and each of the Seller and the Purchasers shall pay 50% of the costs of such Independent Accounting Firm.

                  (c) Nothing in this Agreement shall be construed as an agreement or commitment by Seller to develop any Products for sale to Purchasers.

                                  ARTICLE III.

                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES

         SECTION 3.1  REPRESENTATIONS AND WARRANTIES OF PARTIES.

                  (a) DUE INCORPORATION AND CORPORATE AUTHORITY. Each party represents and warrants to the other party that it is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation; has full power and authority to carry on its business as currently conducted and to own, lease, use and operate its assets and properties at the places currently located and in the manner currently used and operated.

                  (b) AUTHORIZATION OF TRANSACTIONS; AGREEMENT BINDING. Each party represents and warrants to the other party that: (i) such party has all requisite power and authority to enter into, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; and
(ii) this Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except that (A) such enforceability may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (B) the remedy of specific performance or injunction and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) CONSENTS AND APPROVALS; NO VIOLATIONS. Each party represents and warrants to the other party that neither the execution and delivery of this Agreement by such party nor the performance of this
Agreement:



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                           (i) has resulted or will result (with notice,
lapse of time or otherwise) in a breach or violation of the terms or conditions of, or a default or event of default under, any agreement, instrument, undertaking, order, writ, decree, injunction or judgment of, or any stipulation entered into in connection with any action or proceeding before, any court, arbitrator or administrative or regulatory authority to which such party, such party's properties or assets are subject, bound or affected;

                           (ii)  has resulted or will result (with notice,
lapse of time or otherwise) in the incurrence, creation or maturity (by acceleration or otherwise) of any debt or liability of such party;

                           (iii) has resulted or will result (with notice,
lapse of time or otherwise) in the creation, imposition or foreclosure of any Lien of any nature whatsoever upon or in any of such party's assets or properties;

                           (iv)  does or will violate the rights of any of
such party's creditors; or

                           (v)   does or will create or result in the right
to exercise any remedies or claims of creditors of such party under any insolvency, bankruptcy or other law for the protection of creditors or the relief of debtors.

         SECTION 3.2 REPRESENTATIONS AND WARRANTIES OF SELLER. Upon the sale of Products by Seller to Eligible Customers, Seller shall be deemed to make the following representations and warranties:

                  (a) Seller is the owner of all, or has the license or right to use, sell and license all of, the Intellectual Property with respect to the Products. None of the Intellectual Property with respect to the Products is subject to any outstanding order, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the knowledge of Seller, threatened, which challenges the validity, enforceability, use or ownership of the Intellectual Property with respect to the Products.

                  (b) Seller has substantially performed all obligations imposed upon it under any licenses, sublicenses, distributor agreements and other agreements with respect to the Intellectual Property with respect to the Products, and is not, nor, to the knowledge of Seller, is any other party thereto, in breach of or default thereunder in any respect, nor is there any event which with notice or lapse of time or both would constitute a default thereunder. All licenses of Intellectual Property with respect to the Products are valid, enforceable and in full force and effect, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                  (c) To the knowledge of Seller, none of the Intellectual Property with respect to the Products infringes upon or otherwise violates any intellectual property rights of others.



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                  (d) No litigation is pending and no claim has been made
against Seller or, to the knowledge of Seller, is threatened, contesting the right of Seller to sell or license to any Person or use the Intellectual Property with respect to the Products presently sold or licensed to such Person or used by Seller.

                                   ARTICLE IV.

                                    COVENANTS

         SECTION 4.1 FUNDING OF CERTAIN COSTS PERTAINING TO ASSETS. Each Purchaser agrees to pay Seller $10,000 (which for the avoidance of doubt will equal $20,000 in the aggregate) upon execution of this Agreement, which amount Seller agrees to use in connection with costs associated with patent filings with respect to the Assets.

         SECTION 4.2 NO IMPAIRMENT. Seller shall not and Parent shall not permit Seller to enter into any transaction or take, or omit to take, any action that would have the effect of preventing, delaying or disabling Seller from complying with the terms of this Agreement or selling Products to the Eligible Customers as contemplated by this Agreement. To the extent there is any conflict between Section 2.1(c) and the immediately preceding sentence,
Section 2.1(c) shall control. Seller shall not sell, assign, pledge or otherwise transfer its rights in the Products, Service Module Technology, Transceiver Technology or Intellectual Property with respect to the Products, unless any such transferee agrees to sell Products to Eligible Customers pursuant to the terms contained in this Agreement. Parent shall use its best efforts to cause Seller to comply with the terms of this Agreement.

                                   ARTICLE V.

                                  MISCELLANEOUS

         SECTION 5.1 NO SURVIVAL OF PROVISIONS. The respective representations and warranties of the parties made herein shall not survive the "Closing" (except for the representations and warranties of Seller contained in Section and 3.2 which shall survive such date).

         SECTION 5.2 FURTHER ASSURANCES. From and after the date hereof, each party shall cooperate and take such actions as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

         SECTION 5.3 NOTICES. All notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and shall be effective when actually delivered, or in the case of telex notice, when sent, answerback received, or in the case of facsimile transmission, when received and telephonically confirmed, to a party at the address or facsimile number of such party last specified in writing to the sender. Notices and communications shall initially be sent as follows:

                               Liberty Satellite & Technology, Inc.:



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                               Liberty Satellite & Technology, Inc.
                               12300 Liberty Boulevard
                               Englewood, Colorado 80112
                               Attention:  Legal Department
                               Facsimile:  (720) 875-6895

                            On Command Corporation:
                            7900 East Union Avenue
                            Denver, CO 80237
                            Attention: Legal Department

                            TSAT Technologies, Inc. and Asvan Technology, LLC:
                            5157 South Boston Street
                            Englewood, CO 80111
                            Attention: Ganesh Basawapatna

         SECTION 5.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         SECTION 5.5 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with reference to the subject matter set forth herein and supersedes any prior understandings, negotiations, agreements, or representations by or among the parties, written or oral, to the extent they relate to such subject matter.

         SECTION 5.6 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Purchasers may assign their respective rights under this Agreement. Seller may not assign its obligations under this Agreement except pursuant to a merger, consolidation, or acquisition of all of the capital stock of Seller or the acquisition of all or substantially all of the assets and business of Seller.

         SECTION 5.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement. In addition to any other lawful means of execution or delivery, this Agreement may be executed by facsimile signatures and may be delivered by the exchange of counterparts of signature pages by means of facsimile transmission.

         SECTION 5.8 AMENDMENTS, WAIVERS, TERMINATION. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent



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default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any such prior or subsequent occurrence. No waiver shall be effective hereunder unless contained in a writing signed by the party sought to be charged with such waiver. This Agreement may not be terminated except by a writing executed by all the parties.

         SECTION 5.9 HEADINGS. The headings in this Agreement are solely for convenience of reference and shall not affect the interpretation of any of the provisions hereof.

         SECTION 5.10 EXPENSES. Each party shall pay its own expenses (including legal fees) incurred in the preparation, execution, and delivery of this Agreement and shall not look to the other party for reimbursement of such costs.

         SECTION 5.11 INVALIDITY OF PARTICULAR PROVISIONS. If any provision of this Agreement is invalid or unenforceable by reason of any rule of law, administrative order or judicial decision, all other provisions of this Agreement shall remain in full force and effect, and a new legal, valid and enforceable provision shall be added automatically as part of this Agreement which is as similar to the invalid or unenforceable provision as may be possible.

         SECTION 5.12 CONSTRUCTION. This Agreement has been negotiated by the parties and their respective counsel and will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any party.

         SECTION 5.13 THIRD PARTY BENEFICIARIES. Each Eligible Customer and their successors and assigns shall be third party beneficiaries under this Agreement, and shall be entitled to enforce the provisions hereof, provided that this Section shall not prohibit or otherwise adversely affect the ability of the parties to amend or terminate this Agreement pursuant to
Section 5.8.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                                            LIBERTY SATELLITE & TECHNOLOGY, INC.

                                            By: ________________________________
                                            Name:
                                            Title:


                                            ON COMMAND CORPORATION

                                            By: ________________________________
                                            Name:
                                            Title:


                                            TSAT TECHNOLOGIES, INC.

                                            By: ________________________________
                                            Name:
                                            Title:


                                            ASVAN TECHNOLOGY, LLC

                                            By: ________________________________
                                            Name:
                                            Title: